Exhibit 10.13

Contract for Financing Leasing

Party A (the Lessee): Sanhe City LuckSky Electrical Engineering Co., Ltd.

Business license registration No.: 131082000038611

Legal address:The eastern Side of Residential Area of Power Plant in Sanhe Yanjiao National Development Area and Northern Side of Zhongqing Adhesives Company

Legal representative: Zhou Jian

Postal code: 065201

Tel.: 0316-5755518

Party B (the Lessor): Sanhe Dong Yi Glass Machinery Co., Ltd.

Business license registration No.: 131082400000793

Legal address: No. 6, Longda Road, Yanjiao National Development Area, Sanhe

Legal representative: Zhou Jian

Postal code: 065201

Tel.: 010-61594978

The Lessor and the Lessee hereby voluntarily sign this contract through negotiated consensus according to the provisions of Contract Law of the People’s Republic of China and other relevant laws and regulations. This contract is binding on both parties once signed.

Article 1 Leased Property

Leased property refers to [one] plant and [one] office building located in [No. 6, Longda Road, Yanjiao National Development Area, Sanhe] covering a total construction area of [4,748.96]m2 (hereinafter referred to as “the leased property”. The certificate of rights of the leased property is shown in the appendix of this contract).

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Article 2 Delivery of Leased Property

1. The leased property is delivered by the Lessor to the Lessee on [May 1, 2014].

2. The Lessor and the Lessee shall jointly sign a written acceptance list upon the date when the leased property is delivered.

Article 3 Term of Lease

1. The term of lease lasts for [30] years, i.e. from [May 1, 2014] to [April 30, 2044].

2. If the Lessee requests completion of performance of the contract before expiry of term of lease, the Lessee shall inform the Lessor in writing ahead of time. The two parties may sign a written supplementary agreement separately to terminate this contract.

Article 4 Rental

1. The Lessee shall pay rent of each period according to the table below and pay off the rent in a one-off way before December 31 of each year.

Period No.	Time of payment	Amount paid (RMB)
1st period		1306500
2nd period		1306500
3rd period		1306500
4th period		1306500
5th period		1306500
……

2. The Lessee shall pay costs incurred during payment of rent.

3. The Lessor shall timely issue relevant invoice to the Lessee after receiving the rent.

Article 5 Registration of Leased Property

1. The registration related to the leased property is under the name of the Lessor. The registration fee shall be paid by the Lessor.

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2. After the completion of payment of the final period of rent, the ownership of the leased property will belong to the Lessee and the Lessor shall coordinate with handling of various kinds of change registration and register the leased property under the name of the Lessee.

Article 6 Occupancy, Use, Keeping, Repair and Maintenance of Leased Property

1. The leased property is occupied and used by the Lessee within the term of lease. All taxes or penalties incurred due to the leased property itself and its setting, keeping, use and operation shall be undertaken by the Lessee.

2. The Lessee is responsible for maintenance and repair of the leased property within the term of lease and directly undertaking relevant costs incurred.

Article 7 Ownership of Leased Property

The ownership of the leased property during the term of lease belongs to the Lessor. After expiry of term of lease, the ownership of leased property will belong to the Lessee.

Article 8 Statements and Commitments

1. The Lessor hereby makes the following statements and commitments which remain continuously effective before termination of this contract:

(1) The Lessor is an enterprise legal person formally established and effectively existing according to relevant laws and regulations of China. It has the qualification and capacity of signing and performing this contract. The representative of the Lessor signing this contract is formally authorized by the Lessor;

(2) The Lessor guarantees the occupancy and use of the leased property by the Lessee. The Lessor will not use any approach to obstruct the occupancy and use of the leased property by the Lessee.

2. The Lessee hereby makes the following statements and commitments which remain continuously effective before termination of this contract:

(1) The Lessee is an enterprise legal person formally established and effectively existing according to relevant laws and regulations of China. It has the qualification and capacity of signing and performing this contract. The representative of the Lessee signing this contract is formally authorized by the Lessee;

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(2) Documents, information, signature, and seal provided by the Lessee are all authentic and effective.

Article 9 Liabilities for Breach of Contract

3. The two parties guarantee to perform various terms of this contract. If either party violates relevant terms of this contract, it shall undertake relevant liabilities for breach of contract.

4. If the Lessor fails to provide the leased property according to the requirements of this contract to result in the failure of the leased property to realize the application purpose of the Lessee, the Lessee is entitled to request the Lessor to adopt remedial measures within a designated period. If the Lessor adopts such measures but the application purpose of the Lessee still cannot be realized, the Lessee is entitled to terminate this contract unilaterally and request the Lessor to return the rent already paid as well as not to pay the remaining rent. If certain losses are therefore caused to the Lessee or a third party, the Lessee shall compensate all losses therefore incurred to the Lessee or a third party.

Article 10 Force Majeure

1. If force majeure occurs (e.g. war, riot, serious fire, flood, typhoon, earthquake, act of government, ban, etc.) to result in the failure of a contractual party to perform its contractual obligations, the party affected by force majeure is obliged to inform the other party as soon as possible within 15 days since the date of occurrence of force majeure as well as adopt reasonable measures to reduce the losses caused to the other party.

2. The party affected by force majeure will be exempted from undertaking liabilities for breach of contract after performing the obligations mentioned above. However, its contractual obligations cannot be therefore exempted. The duration of contract performance can be postponed in a reasonable manner after negotiated consensus of the two parties. The duration of postponement is equal to the duration of influence of the force majeure.

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Article 11 Assign Rights of the Lessor

With the written consent of the Lessee, the Lessor may conduct factoring, transfer, financing, joint venture (cooperation) lease and pledge of rights under this contract entirely or partly.

Article 12 Dispute Resolution

Any dispute arising under this contract shall be solved by the two parties; if negotiation fails, the dispute can be submitted to the people’s court in the place where the Lessee is located for jurisdiction.

Article 13 Miscellaneous

1. This contract takes effect since the date when the legal representatives or authorized representatives of the two parties sign their names and stamp official seals. This contract is made in four copies. The two parties shall hold two copies each with equal legal effectiveness. Any change, supplementing or modification of this contract shall be agreed by the two parties through negotiation and included in a written agreement signed by the two parties.

2. Notification and delivery: The notice send by either party to the other party as stipulated herein shall be made in writing and delivered by means of mail/express, fax, and personal delivery. If mail/express is adopted, the date of receiving specified in the receipt of mail/express is the date of delivery; if fax is adopted, it will be viewed as delivered after confirmation information sent by the fax machine is received; if personal delivery is adopted, it will be viewed as delivered after the notice is signed by the recipient.

3. “Day” occurring herein refers to natural day unless otherwise specified as working day.

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(This page is intentionally left blank for signatures and seals)

Party A: Sanhe City LuckSky Electrical Engineering Co., Ltd.

(Seal)

Legal representative/authorized agent (signature)

/s/Feng Zhimin

Date of signing: April 1, 2014

Party B: Sanhe Dong Yi Glass Machinery Co., Ltd.

(Seal)

Legal representative/authorized agent (signature)

/s/Zhou Jian

Date of signing: April 1, 2014

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